UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549
Form
8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 19, 2026
THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of
Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone
Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check
the
appropriate
box
below
if
the
Form
8-K
filing
is
intended
to
simultaneously
satisfy
the
filing
obligation
of
the
registrant
under any of the following provisions:
☐
Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,
indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO
CORPORATION
Explanatory Note
The Cato Corporation Inc. (the “Company” ) filed a Current Report on Form 8-K on March 23, 2026 (the “Initial
Report” ). This amendment (the “Amended Report” ) to the Initial Report amends and restates in its entirety the press release attached as exhibit 99.1 (the “Original Press Release”) to the Initial Report solely to correct a typographical
error in the date of the current year balance sheet included in the Original Press Release.
The error misidentified the
current year balance sheet date as November 1, 2025 rather than the correct date of January 31, 2026.
Except for
this correction to Exhibit 99.1, this Amended Report does not amend or update any other information set forth in the
Initial Report.
Item 2.02.
Results of Operations and Financial Condition.
On March 19, 2026, the Company issued the Original Press Release announcing its financial results for the fourth
quarter ending January 31, 2026.
A copy of the press release, as corrected, is attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 - Press Release issued March 19, 2026, as corrected
Exhibit 104 – Cover Page Interactive Data File (embedded within Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.
THE CATO
CORPORATION
March 25, 2026
/s/ John P.
D. Cato
Date
John P.
D. Cato
Chairman, President and
Chief Executive Officer
March 25, 2026 /s/ Charles D. Knight
Date
Charles D. Knight
Executive Vice President
Chief Financial Officer

Exhibit Index
Exhibit
Exhibit No.
99.1 - Press Release issued March 19, 2026, as corrected
99.1
104
Cover page Interactive Data File (embedded within Inline
XBRL document)